CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm with respect to State Street Equity 500 Index Portfolio under the captions “Other Service Providers” and “Financial Statements” in the American Beacon Fundssm Statement of Additional Information, dated April 29, 2011, on Form N-1A, filed with the Securities and Exchange Commission on April 29, 2011 in Post-Effective Amendment No. 109 (File no. 33-11387). We further consent to the incorporation by reference of our report, dated February 22, 2011, on the financial statements and financial highlights of State Street Equity 500 Index Portfolio, included in the Annual Report to Shareholders for the year ended December 31, 2010.
/s/ Ernst & Young LLP
Boston, Massachusetts
April 29, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the references to our firm under the captions “Financial Highlights” and “Fund Service Providers” in the Prospectus and “Disclosure of Portfolio Holdings,” “Other Service Providers” and “Financial Statements” in the Statement of Additional Information and to the incorporation by reference and use of our reports dated March 1, 2011 on the financial statements and financial highlights of American Beacon International Equity Index Fund, American Beacon S&P 500 Index Fund, and American Beacon Small Cap Index Fund as of and for the year ended December 31, 2010 in the Registration Statement (Form N-1A) of the American Beacon Funds, which is filed with the Securities and Exchange Commission in the Post-Effective Amendment No. 109 to the Registration Statement under the Securities Act of 1933 (File No. 33-11387).
/s/ Ernst & Young LLP
Dallas, Texas
April 25, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     We consent to the incorporation by reference in this Post-Effective Amendment No. 109 to Registration Statement No. 033-11387 on Form N-1A of our reports dated as stated below, relating to the financial statements and financial highlights of Master Small Cap Index Series and Master International Index Series (the “Series”), two of the series constituting Quantitative Master Series LLC, appearing in the corresponding Annual Reports on Forms N-CSR of American Beacon Funds for the year ended December 31, 2010, and to the reference to us under the headings “Other Service Providers” and “Financial Statements” in the Statement of Additional Information, which is part of such Registration Statement.

Fund	Report Dated
Master Small Cap Index Series of Quantitative Master Series LLC	February 24, 2011
Master International Index Series of Quantitative Master Series LLC	February 25, 2011
Princeton, New Jersey
April 28, 2011